采 购 合 同

供方:河北省定兴县物资回收站

需方:河北省保定市东方造纸有限公司

经双方协商同意,供方河北省定兴县物资回收站常年供应河北省保定市东方造纸有限公司应用原材料，具体品种为旧纸板、白纸边、页子纸＿＿＿＿＿＿＿。

合同条款如下：

一、　合同有效期限

自2008年3月20日至2008年12月31日，供方保证在该合同期限内常年供应需方以上材料，满足需方生产需要，不得延误。

二、　付款方式和期限

首次供货采用预付款方式，预付款金额为贰佰万元，通过银行结算。后期供货采用月结方式，具体时间双方协商确定。

三、　质量和价格

供方保证按照需方的质量要求提供货物，出现质量问题供方按损失价值承担相应的赔偿责任。价格根据市场价双方协商确定。

四、　违约责任

本合同履行期间，如供方未能及时供货造成需方停产，给需方造成损失，供方应对因停产造成的损失赔偿，需方违约也应承担相应的经济责任，违约责任按《合同法》执行。

五、　本合同一式贰份，双方各持一份，经双方盖章后生效。

六、　未尽事宜，双方协商解决。

供方：河北省定兴县物资回收站

负责人：郝伟

2008年3月20日

需方：河北省保定市东方造纸有限公司

负责人：

2008年3月20日